Exhibit (10)(vii)

     CONVERTIBLE DEBENTURE PURCHASE AGREEMENT, dated as of June 18, 1997 (this "Agreement"), between fonix corporation, a corporation organized and existing under the laws of Delaware (the "Company"), and Southbrook International Investments, Ltd., a corporation organized and existing under the laws of the British Virgin Islands (the "Purchaser").

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to purchase up to an aggregate principal amount of $10,000,000 of the Company's to be created Series B 5% Convertible Debentures, due June 18, 2007 (the "Convertible Debentures"), which are convertible into shares of the Company's Common Stock, par value $.0001 per share (the "Common Stock").

     IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


                                 ARTICLE I

               PURCHASE AND SALE OF CONVERTIBLE DEBENTURES

     1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase up to an aggregate principal amount of $10,000,000 of Convertible Debentures, in denominations of $100,000 and integral multiples of $50,000 in excess thereof, at the closings described below.

     1.2     The Closings.

             (a) The Tranche 1 Closing. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase an aggregate principal amount of $3,000,000 of Convertible Debentures (the "Tranche 1 Debentures") for a purchase price of $3,000,000. The closing of the purchase and sale of the Tranche 1 Debentures (the "Tranche 1 Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104, immediately following the execution hereof or such later date as the parties shall agree. The date of the Tranche 1 Closing is hereinafter referred to as the "Tranche 1 Closing Date."

                    (ii) At the Tranche 1 Closing, (a) the Company shall deliver to the Purchaser (1) the Tranche 1 Debentures and the Warrant (as defined in Section 3.17), each registered in the name of the Purchaser, (2) the legal opinion of Durham, Evans, Jones &

Pinegar, P.C. substantially in the form attached hereto as Exhibit C, and
(3) all other documents, instruments and writings required to have been delivered at or prior to the Tranche 1 Closing by the Company pursuant to this Agreement and the Registration Rights Agreement and (b) the Purchaser shall deliver to the Company (1) $3,000,000, less the fees contemplated in
Section 5.1, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose on or prior to the Tranche 1 Closing Date and (2) all documents, instruments and writings required to have been delivered at or prior to the Tranche 1 Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

             (b) The Tranche 2 Closing. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall have the right to deliver a written notice to the Purchaser (a "Subsequent Financing Notice") requiring the Purchaser to purchase Convertible Debentures in such principal amount as the Company may designate in such notice (the "Tranche 2 Debentures"), provided, however that such amount shall not be in excess of
(i) $750,000, if the Company's Market Capitalization (as defined below) is between $100,000,000 and $150,000,000, (ii) $1,500,000, if the Company's
Market Capitalization is between $150,000,001 and $200,000,000, and (iii) $3,000,000, if the Company's Market Capitalization is in excess of $200,000,000. The Company may deliver the Subsequent Financing Notice relating to the Tranche 2 Debentures no earlier than the 61st Trading Day after the date that a registration statement (an "Underlying Securities Registration Statement") contemplated by the Registration Rights Agreement, dated the date hereof, between the Purchaser and the Company substantially in the form of Exhibit B attached hereto (the "Registration Rights Agreement") covering the shares of Common Stock issuable upon conversion of the Tranche 1 Debentures and the Warrant has been declared effective by the Securities and Exchange Commission (the "Commission") (provided, that Trading Days during which the Purchaser (or its successors, permitted assigns or other successors in interest) are unable to resell securities under such Underlying Securities Registration Statement shall be added to such 61 Trading Day period), and no later than the 210th day after the date hereof (the "Tranche 2 Closing Expiration Date"). The closing of the purchase and sale of the Tranche 2 Debentures (the "Tranche 2 Closing") shall take place at the offices of Robinson Silverman on the date (which may not be prior to the fifteenth Trading Day after receipt of the Subsequent Financing Notice relating to the Tranche 2 Debentures) indicated by the Company in such Subsequent Financing Notice; provided, however, that in no case shall the Tranche 2 Closing take place unless and until the conditions listed in Section 4.1 have been satisfied or waived by the appropriate party. The date of the Tranche 2 Closing is hereinafter referred to as the "Tranche 2 Closing Date."

                    (ii) At the Tranche 2 Closing, (a) the Company shall deliver to the Purchaser the Tranche 2 Debentures registered in the name of the Purchaser and all documents, instruments and writings required to have been delivered at or prior to the Tranche 2 Closing by the Company pursuant to this Agreement and the Registration Rights Agreement and (b) the Purchaser shall deliver to the Company an amount equal to the aggregate principal amount of Tranche 2 Debentures to be issued and sold at the Tranche 2

Closing in accordance with this Section, less the legal fees contemplated in
Section 5.1, in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose and delivered to the Purchaser on or prior to the Tranche 2 Closing Date, and all documents, instruments and writings required to have been delivered at or prior to the Tranche 2 Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

             (c) The Tranche 3 Closing. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall have the right to deliver a Subsequent Financing Notice requiring the Purchaser to purchase Convertible Debentures in such principal amount as the Company may designate in such notice (the "Tranche 3 Debentures"), provided, however, that such amount shall not be in excess of (i) $1,000,000 if the Company's Market Capitalization is between $100,000,000 and $150,000,000, (ii) $2,000,000, if the Company's Market Capitalization is between $150,000,001 and $200,000,000, and (iii) $4,000,000, if the Company's Market Capitalization is in excess of $200,000,000. The Company may deliver the Subsequent Financing Notice relating to the Tranche 3 Debentures no earlier than (A) if the Tranche 2 Closing shall have occurred, the 61st Trading Day after the date the Commission shall have declared effective an Underlying Securities Registration Statement that covers the shares of Common Stock issuable upon the conversion of the Tranche 2 Debentures (provided, that Trading Days during which the Purchaser (or its successors, permitted assigns or other successors in interest) are unable to resell Securities under such Underlying Shares Registration Statement shall be added to such 61 Trading Day period) and (B) if no Tranche 2 Closing shall have occurred, the Tranche 2 Closing Expiration Date; and no later than 210 days after the Tranche 2 Closing Expiration Date. The closing of the purchase and sale of the Tranche 3 Debentures (the "Tranche 3 Closing") shall take place at the offices of Robinson Silverman on the date (which may not be prior to the fifteenth Trading Day after receipt of the Subsequent Financing Notice relating to the Tranche 3 Debentures) indicated by the Company in such Subsequent Financing Notice; provided, however, that in no case shall the Tranche 3 Closing take place unless and until the conditions listed in
Section 4.1 have been satisfied or waived by the appropriate party. The date of the Tranche 3 Closing is hereinafter referred to as the "Tranche 3 Closing Date."

                    (ii) At the Tranche 3 Closing, (a) the Company shall deliver to the Purchaser the Tranche 3 Debentures registered in the name of the Purchaser and all documents, instruments and writings required to have been delivered at or prior to the Tranche 3 Closing by the Company pursuant to this Agreement and the Registration Rights Agreement and (b) the Purchaser shall deliver to the Company an amount equal to the aggregate principal amount of Tranche 3 Debentures to be issued and sold at the Tranche 3 Closing in accordance with this Section, less the legal fees contemplated in Section 5.1, in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose and delivered to the Purchaser on or prior to the Tranche 3 Closing Date and all documents, instruments and writings required to have been delivered at or prior to the Tranche 3 Closing by the Purchaser pursuant to this Agreement and the Registration Rights Agreement.

     1.3 Form of Convertible Debentures. The Tranche 1 Debentures shall be in the form of Exhibit A attached hereto. The Tranche 2 and Tranche 3 Debentures shall be identical to the Tranche 1 Debentures, except that the Conversion Price (as defined below) for such Convertible Debentures shall reset as of the Original Issue Date (as defined below) for such Tranche.

     For purposes of this Agreement, "Conversion Price," "Original
Issue Date," "Conversion Date" "Trading Day" and "Per Share Market Value" shall have the meanings set forth in the Tranche 1 Debentures; and "Market Price" as at any date shall mean the average Per Share Market Value for the five (5) Trading Days immediately preceding such date. The Company's "Market Capitalization" shall be determined by taking the weighted volume average of the Per Share Market Value for the twenty (20) Trading Days immediately prior to each applicable Closing Date (as defined below) and by multiplying such 20 day weighted volume average by the number of outstanding shares of Common Stock on the date preceding the applicable Closing Date (as defined in Section 2.1(d)).


                                   ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

     2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the Purchaser, which representations and warranties shall be true and correct in all material respects as of the Tranche 2 Closing Date and the Tranche 3 Closing Date, as applicable, as though made on and of such date (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects on and as of such date):

             (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a) attached hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement, the Convertible Debentures, the Warrant and the Registration Rights Agreement (collectively, the "Transaction Documents"), (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under the Transaction Documents (a "Material Adverse Effect").

             (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby has been duly authorized by all necessary action on the part of the Company. Each of the Transaction Documents executed at or prior to the date hereof has been duly executed by the Company and when delivered in accordance with the terms hereof constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate of incorporation, by-laws or other charter documents.

             (c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Convertible Debentures and Warrant hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Documents (as defined below) or Schedule 2.1(c), no Person (as defined below) beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of 5% of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

             (d) Issuance of Convertible Debentures and Warrant. The Convertible Debentures and the Warrant are duly authorized, and, when issued and paid for in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable. The Company, as at the Tranche 1 Closing Date, Tranche 2 Closing Date and Tranche 3 Closing Date, as the case may be (each, a "Closing Date" and, collectively, the "Closing Dates"), has and at all times while the Convertible Debentures and the Warrant are outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to perform its conversion, exercise and other obligations under this Agreement, the Warrant and the Convertible Debentures with respect to the amount of Convertible Debentures outstanding at such Closing Date and in no circumstances shall such reserved and available shares of Common Stock be less than the sum of (i) two times the number of shares of Common Stock which would be issuable upon conversion in full of the Convertible Debentures ("Underlying Shares") issued with respect to the number of Convertible Debentures issued and outstanding at such Closing Date were such conversion effected on the Original Issue Date for such Convertible Debentures, and (ii) the number of shares of Common Stock which would be issuable upon exercise in full of the Warrant (the "Warrant Shares"). When issued in accordance with the terms hereof and the Convertible Debentures, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable; and when issued upon exercise of the Warrant in accordance with its respective terms, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable.

             (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) to the knowledge of the Company, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or govern-mental authority to which the Company is subject (including Federal and state securities laws and regulations), or by which any material property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

             (f) Consents and Approvals. Except as specifically set forth in Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than (i) the filing of the Underlying Securities Registration Statements with the Commission, which shall be filed in the time periods set forth in the Registration Rights Agreement, (ii) the applications for the listing of the Underlying Shares and the Warrant Shares with the Nasdaq Stock Market (and with any other national securities exchange or market on which the

Common Stock is then listed), and (iii) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not have or result in, individually or in the aggregate, a Material Adverse Effect and to deliver to the Purchaser the Convertible Debentures (and, upon conversion thereunder, the Underlying Shares) or the Warrant (and, upon exercise of the Warrant, the Warrant Shares) (the Convertible Debentures, Underlying Shares, Warrant and Warrant Shares are collectively, the "Securities") in the manner contemplated hereby and by the Registration Rights Agreement free and clear of all liens and encumbrances of any nature whatsoever (together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 2.1(f), the "Required Approvals").

             (g) Litigation; Proceedings. Except as specifically dis-closed in the Disclosure Materials (as hereinafter defined) or in Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could not, individually or in the aggregate, have or result in a Material Adverse Effect.

             (h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in, individually or in the aggregate, Material Adverse Effect.

             (i) Private Offering. Neither the Company nor any Person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

             (j) SEC Documents. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement and other documents and information furnished by or on behalf of the Company at any time prior to the Tranche 3 Closing, as the "Disclosure Materials") on a timely basis or has filed the documents required to obtain a valid extension of such time of filing. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto.
Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q prior to the date of this Agreement, there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect which has not been specifically disclosed in writing to the Purchaser by the Company. The Company last filed audited financial statements with the Commission on April 15, 1997, and has not received any comments from the Commission in respect thereof.

             (k) Investment Company. The Company is not, and is not an Affiliate of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

             (l) Certain Fees. Except for fees payable to Allied Capital International, Inc. and Tuscan Finance & Trade Establishment, no fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchaser, its employees, officers, directors, agents, and partners, and their respective Affiliates (as such term is defined under Rule 405 promulgated under the Securities
Act), from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees.

             (m) Solicitation Materials. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Securities other than the Disclosure Materials and any amendments and supplements thereto or (ii) solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

             (n) Form S-3 Eligibility. The Company is eligible to register securities for resale with the Commission under Form S-3 promulgated under the Securities Act.

             (o) Exclusivity. The Company shall not issue and sell the Convertible Debentures to any Person other than the Purchaser other than with the specific prior written consent of the Purchaser.

             (p) Listing and Maintenance Requirements Compliance. Other than as specifically listed in Schedule 2.1(p) the Company has not in the two years preceding the date hereof received written notice from any stock exchange or market on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company has provided to the Purchaser true and complete copies of any notices referenced in Schedule 2.1(p).

             (q) Use of Proceeds. The Company shall use all of the proceeds from the placement of the Securities for working capital purposes and not for the satisfaction of any portion of Company debt or to redeem Company equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

     2.2 Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company, which representations and warranties shall be true and correct in all material respects as of the Tranche 2 Closing Date and Tranche 3 Closing Date, as applicable, as though made on and of such date (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects on and as of such date).

             (a) Organization; Authority. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase by the Purchaser of the Convertible Debentures and the Warrant hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

             (b) Investment Intent. The Purchaser is acquiring the Securities for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Convertible

Debentures, Underlying Shares, Warrants or Warrant Shares pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

             (c) Purchaser Status. At the time the Purchaser was offered the Convertible Debentures and the Warrant, it was, and at the date hereof, it is, and at each Closing Date and each exercise date under the Warrant, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

             (d) Experience of Purchaser. The Purchaser either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

             (e) Ability of Purchaser to Bear Risk of Investment. Purchaser acknowledges that the Securities are speculative investments and involve a high degree of risk and the Purchaser is able to bear the economic risk of an investment in the Securities, and, at the present time, is able to afford a complete loss of such investment.

             (f) Access to Information. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Convertible Debentures and the Warrant, and the merits and risks of investing in the Convertible Debentures and the Warrant; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

             (g) Affiliate Status. On the date prior to this Agreement, the Purchaser was not an Affiliate of the Company.

             (h) Reliance. The Purchaser understands and acknowledges that (i) the Convertible Debentures and the Warrant are being offered and sold to the Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

     The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                 ARTICLE III.

                      OTHER AGREEMENTS OF THE PARTIES

     3.1 Transfer Restrictions. (a) If the Purchaser should decide to dispose of any of the Convertible Debentures or any portion of the Warrant (and upon conversion or exercise thereof, as the case may be, any of the Underlying Shares or Warrant Shares) held by it, the Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements thereof. In connection with any transfer of any portion of the principal balance of any Convertible Debentures, any portion of the Warrant or any Underlying Shares or Warrant Shares other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof at its sole expense to provide to the Company an opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act.

             (b) The Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

     NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

     [FOR CONVERTIBLE DEBENTURES ONLY] THIS CONVERTIBLE DEBENTURE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CONVERSIONS SET FORTH IN A CONVERTIBLE DEBENTURE PURCHASE AGREEMENT, DATED AS OF JUNE 18, 1997, BETWEEN fonix corporation (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF. A COPY OF

     THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

     The Underlying Shares issuable upon conversion of Convertible Debentures and the Warrant Shares issuable upon exercise of the Warrant, as the case may be, shall not contain the legend set forth above if the conversion of such Convertible Debentures or exercise of the Warrant, as the case may be, occurs at any time while an Underlying Securities Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Securities Registration Statement at such time, if in the opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Securities shall also bear any other legends required by applicable Federal or state securities laws, which legends shall be removed when not required in accordance with this Section 3.1(b). The Company agrees that it will provide the Purchaser, upon request, with a certificate or certificates representing Underlying Shares and Warrant Shares, free from such legend at such time as such legend is no longer required hereunder.

     3.2 Stop Transfer Instruction. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in Section 3.1, except that the Company may, to the extent and as long as appropriate, enlarge such restrictions if it is determined by a court of competent jurisdiction that the Purchaser has breached in any material respects the transfer restrictions set forth in Section 3.1.

     3.3 Furnishing of Information. As long as the Purchaser owns Convertible Debentures, Underlying Shares, the Warrant or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and upon request therefor by the Purchaser, to promptly furnish the Purchaser with true and complete copies of all such filings. If the Company is not at the time required to file reports pursuant to such sections, it will prepare and furnish to the Purchaser annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act.

     3.4 Copies and Use of Disclosure Materials. The Company consents to the use of the Disclosure Materials, and any amendments and supplements thereto, by the Purchaser in connection with resales of the Securities, provided that the Purchaser agrees that by giving the consent set forth in this Section 3.4, the Company undertakes no obligation to update any such materials after the date of this Agreement except as required under the Registration Rights Agreement with respect to the SEC Documents.

     3.5 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall qualify the Underlying Shares and the Warrant Shares under the securities or Blue Sky laws of such jurisdictions as the Purchaser may request and shall continue such qualification at all times through the third anniversary of the last Closing Date; provided, however, that neither the Company nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Company to general service of process in any such jurisdiction where it is not then so subject.

     3.6 Integration. The Company shall not and shall use its best efforts to ensure that no Person controlling, controlled by or under common control with the Company (an "Affiliate") shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Convertible Debentures, the Warrant, the Underlying Shares or the Warrant Shares in a manner that would require the registration under the Securities Act of the issue or sale of the Convertible Debentures, the Warrant, the Underlying Shares or the Warrant Shares to the Purchaser.

     3.7 Increase in Authorized Shares. At such time as the Company would be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from (a) converting the full outstanding principal amount of Convertible Debentures (and paying any accrued but unpaid interest in respect thereof in shares of Common Stock) that remain unconverted at such date or (b) honoring the exercise in full of the Warrant due to the unavailability of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 30 Business Days from such date) prepare and mail to the shareholders of the Company proxy materials requesting authorization to amend the Company's restated certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least 200,000,000 shares. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the shareholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (c) within 5 Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.

     3.8 Purchaser Ownership of Common Stock. The Purchaser may not use its ability to convert Convertible Debentures hereunder or use its ability to acquire shares of Common Stock upon exercise of the Warrants, to the extent that such conversion or exercise would result in the Purchaser beneficially owning (for purposes of Rule 13d-3 under the Exchange Act) more than 4.999% of the outstanding shares of the Common Stock; provided, however, that if ten days shall have elapsed since Purchaser has declared an event of default under any Transaction Document and such event shall not have been cured to Purchaser's satisfaction prior to the expiration of such ten-day period, the provisions of this Section 3.8 shall be null and void ab initio.

     3.9 Listing of Underlying Shares. The Company shall (a) not later than the fifth Business Day following the applicable Closing Date prepare and file with the Nasdaq Stock Market (as well as any other national securities exchange or market on which the Common Stock is then listed) an additional shares listing application covering at least the sum of (i) two times the number of Underlying Shares as would be issuable upon a conversion in full of the Convertible Debentures to be issued on such Closing Date, assuming such conversion occurred on the Original Issue Date for such Convertible Debentures and (ii) in the case of the Tranche 1 Closing, the Warrant Shares issuable upon exercise in full of the Warrant shares of Common Stock, (b) take all steps necessary to cause the such shares to be approved for listing in the Nasdaq Stock Market (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter, and (c) provide to the Purchaser evidence of such listing, and the Company shall maintain the listing of its Common Stock on such exchange or market.

     3.10 Conversion Procedures. Exhibit D attached hereto sets forth the procedures with respect to the conversion of the Convertible Debentures, including the forms of conversion notice to be provided upon conversion, instructions as to the procedures for conversion, the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchaser to exercise its right of conversion smoothly and expeditiously.

     3.11 Purchaser's Rights if Trading in Common Stock is Suspended or Delisted. If at any time while the Purchaser (or any assignee thereof) owns any Convertible Debentures, the Warrant or any Underlying Shares trading in the shares of the Common Stock is suspended on or delisted from the Nasdaq SmallCap Market or any other principal market or exchange for such shares (other than as a result of the suspension of trading in securities on such market or exchange generally or temporary suspensions pending the release of material information) for more than four Trading Days, at the Purchaser's option exercisable by five Business Days prior written notice to the Company, the Company shall repay the entire principal amount of then outstanding Convertible Debentures and redeem all then outstanding Underlying Shares then held by the Purchaser, at an aggregate purchase price equal to the sum of (I) the aggregate outstanding principal amount of Convertible Debentures then held by the Purchaser multiplied by (1) the Market Price preceding (a) the day of such notice or (b) the date of payment in full of the repurchase price calculated under this Section 3.11, whichever is greater, divided by (2) the Conversion Price on the date of the repurchase notice, (II) the aggregate of all accrued but unpaid interest and other non-principal amounts then payable in respect of all Convertible Debentures to be repaid, (III) the number of Underlying Shares and Warrant Shares then held by such Purchaser multiplied by the Market Price immediately preceding (A) the date of the notice or (B) the date of payment in full by the Company of the repurchase price calculated under this Section 3.11, whichever is greater, and (IV) interest on the amounts set forth in I
- - III above accruing from the 5th day
after such notice until the repurchase price under this Section 3.11 is paid in full at the rate of 15% per annum.

     3.12 No Violation of Applicable Law. Notwithstanding any provision of this Agreement to the contrary, if the repurchase of Convertible Debentures or redemption of Underlying Shares otherwise required under this Agreement or the Registration Rights Agreement would be prohibited by the relevant provisions of the Delaware General Corporation Law, such repurchase shall be effected as soon as it is permitted under such law; provided, however, that interest payable by the Company with respect to any such repurchase shall continue to accrue in accordance with Section 3.11.

     3.13 Redemption Restrictions. Notwithstanding any provision of this Agreement to the contrary, if any repurchase of Convertible Debentures or redemption of Underlying Shares otherwise required under this Agreement or the Registration Rights Agreement would be prohibited in the absence of consent from any lender of the Company or any of the Subsidiaries, or by the holders of any class of securities of the Company, the Company shall use its best efforts to obtain such consent as promptly as practicable after the redemption is required. Interest payable by the Company with respect to any such repurchase shall continue to accrue in accordance with Section 3.11 until such consent is obtained. Nothing contained in this Section 3.13 shall be construed as a waiver by the Purchaser of any rights it may have by virtue of any breach of any representation or warranty of the Company herein as to the absence of any requirement to obtain any such consent.

     3.14 Notice of Breaches. Each of the Company and the Purchaser shall give prompt written notice to the other of any breach of any representation, warranty or other agreement contained in this Agreement or in the Registration Rights Agreement, as well as any events or occurrences arising after the date hereof and prior to, with respect to the Tranche 1 Closing, the Tranche 1 Closing Date, with respect to the Tranche 2 Closing, the Tranche 2 Closing Date, or with respect to the Tranche 3 Closing, the Tranche 3 Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of such Closing Date. However, no disclosure by either party pursuant to this Section 3.14 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Registration Rights Agreement.

     Notwithstanding the generality of the foregoing, the Company shall promptly notify the Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the holders of the Convertible Debentures a copy of any written statement in support of or relating to such claim or notice.

     3.15 Conversion Obligations of the Company. The Company covenants to convert Convertible Debentures and to deliver Underlying Shares in accordance with the terms and conditions and time period set forth in the respective Convertible Debentures, and to deliver the Warrant Shares in accordance with the terms and conditions and time periods set forth in the Warrant.

     3.16 Right of First Refusal; Subsequent Registrations; Certain Company Actions. The Company shall not, directly or indirectly, without the prior written consent of Purchaser, offer, sell, grant any option to purchase, or otherwise dispose (or announce any offer, sale, grant or any option to purchase or other disposition) of any of its or its Affiliates equity or equity-equivalent securities at a price which is on the face thereof or implied therein, less than either the market price or fair market value for such securities (a "Subsequent Offering") for a period of 100 days after the last to occur of the Tranche 1 Closing Date, Tranche 2 Closing Date or Tranche 3 Closing Date, except (i) the granting of options to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company, (ii) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible preferred stock in each case as and to the extent disclosed in Schedule 2.1(a), (iii) shares of Common Stock issued upon conversion of Convertible Debentures in accordance herewith and (iv) shares of Common Stock issuable to Nelson Partners, Olympus Securities, Ltd. and/or Heights Capital Management in connection with the Company's issuance of up to $10,000,000 of convertible debentures to such Persons, unless (A) the Company delivers to Purchaser a written notice (the "Subsequent Offering Notice") of its intention to effect such Subsequent Offering, which Subsequent Offering Notice shall describe in reasonable detail the proposed terms of such Subsequent Offering, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Offering shall be affected, and a term sheet or similar document relating thereto (which shall be attached to such Subsequent Offering Notice) and (B) Purchaser shall not have notified the Company by 5:00 p.m. (Salt Lake City time) on the second Business Day after its receipt of the Subsequent Offering Notice of its willingness to provide (or to cause its sole designee to provide) financing to the Company on substantially the terms set forth in the Subsequent Offering Notice subject to completion of mutually acceptable and appropriate documentation therefor. If Purchaser does not notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Offering substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Offering Notice or to Nelson Partners, Olympus Securities, Ltd. and/or Heights Capital Management which have a right of first refusal substantially similar to the foregoing, but subordinate to the rights granted to Purchaser above; provided, that the Company shall provide Purchaser with a second Subsequent Offering Notice, and Purchaser shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Offering subject to the initial Subsequent Offering Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Offering Notice within 60 Business Days after the date of the initial Subsequent

Offering Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Offering Notice.

     Other than Underlying Shares and other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement and except as set forth in Schedule 7(c) to the Registration Rights Agreement (which securities may not be registered prior to the time the Registrable Securities are registered), the Company shall, for a period of not less than 90 Trading Days after the date that the Underlying Shares Registration Statement relating to the securities issued at last to occur of the Tranche 1 Closing Date, Tranche 2 Closing Date or Tranche 3 Closing Date is declared effective by the Commission, not, without the prior written consent of Purchaser, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or (ii) register for resale any securities of the Company. Any days that Purchaser is unable (either because the Company has notified the Purchaser that the Purchaser may not utilize such Underlying Shares Registration Statement, or because any securities exchange or market has suspended trading in the Common Stock or because any governmental authority has suspended the use of such Underlying Shares Registration Statement) to sell Underlying Shares under the Underlying Shares Registration Statement shall be added to such 90 Trading Day period for the purposes of (i) and
(ii) above.

     As long as there are Convertible Debentures outstanding, the Company shall not and shall cause the Subsidiaries not to, without the consent of Purchaser, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of Purchaser;
(ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock other than as to the Underlying Shares; or
(iii) enter into any agreement with respect to any of the foregoing.

     3.17 The Warrant. At the Tranche 1 Closing, the Company shall issue to the Purchaser, a common stock purchase Warrant, in the form of Exhibit D (the "Warrant"), pursuant to which the Purchaser shall have the right at any time thereafter through the fifth anniversary of the date of issuance thereof, to acquire 250,000 shares of Common Stock at an exercise price per share equal to 120% of the Conversion Price on the Tranche 1 Closing Date.

     3.18 Transactions in the Common Stock. The Purchaser will not establish a short position in the Company Stock during the fifteen (15) Trading Days prior to the Tranche 2 Closing Date or Tranche 3 Closing Date. Any existing short position may be maintained.


                                 ARTICLE IV

                                 CONDITIONS

     4.1 Conditions Precedent to the Obligation of the Purchaser to Purchase the Tranche 2 Debentures and the Tranche 3 Debentures. The obligation of the Purchaser hereunder to acquire and pay for the Tranche 2 Debentures and the Tranche 3 Debentures is subject to the satisfaction or waiver by the Purchaser, at or before the Tranche 2 Closing, and the Tranche 3 Closing, as applicable, of each of the following conditions:

                    (i) Tranche 1 Closing. The Tranche 1 Closing shall have occurred.

                    (ii) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein and in the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the Tranche 2 Closing Date and the Tranche 3 Closing Date, as applicable, as though made on and as of such date;

                    (iii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to the Tranche 2 Closing Date or the Tranche 3 Closing Date, as applicable;

                    (iv) Underlying Securities Registration Statements. With respect to the Tranche 2 Closing the Company is eligible to register securities for resale with the Commission under Form S-3 promulgated under the Securities Act and the Underlying Securities Registration Statement with respect to the Underlying Shares issuable on conversion of all outstanding Tranche 1 Debentures Shares and Warrant Shares issuable upon exercise of the Warrant shall have been declared effective under the Securities Act by the Commission; with respect to the Tranche 3 Closing the Company is eligible to register securities for resale with the Commission under Form S-3 promulgated under the Securities Act and the Underlying Securities Registration Statement with respect to the Underlying Shares issuable on conversion of all outstanding Tranche 2 Debentures shall have been declared effective under the Securities Act by the Commission; and in each such case such Underlying Registration Statement shall have remained effective and shall not be subject to any stop order and no stop order shall be pending or threatened as at such Closing Date;

                    (v)     Market Capitalization.  The Market
Capitalization of the Company shall be at least $100,000,000.

                    (vi) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court of governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement relating to the issuance or conversion of any portion of the principal amount of the Convertible Debentures or exercise of the Warrant;

                    (vii) Adverse Changes. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which has or can reasonably be expected to have a Material Adverse Effect which has not specifically been disclosed on Schedule 3.1(g) hereto prior to the date of this Agreement shall have occurred, nor shall there have occurred a material adverse change in the financial conditions or prospects of the Company, which is not disclosed in the Disclosure Materials;

                    (viii) Management. Stephen M. Studdert, Thomas A. Murdock and Roger D. Dudley shall not have left the Company or suffered a voluntary or involuntary material lessening of responsibility.

                    (ix) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the Nasdaq SmallCap Market (except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Company and except if, at the time there is any suspension on the Nasdaq SmallCap Market, the Common Stock is then listed and approved for trading on the Nasdaq National Market within one (1) trading day thereof);

                    (x) Listing of Common Stock. The Common Stock shall have been at all times between the Tranche 1 Closing Date, the Tranche 2 Closing Date and the Tranche 3 Closing Date, as applicable, and on such applicable Closing Date be, listed for trading on the Nasdaq National Market or Nasdaq SmallCap Market.

                    (xi) Change of Control. No Change of Control in the Company shall have occurred. "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity of in excess of 30% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's board of directors which is not approved by those individuals who are members of the board of directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (iv) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii) or
(iii).

                    (xii) Legal Opinion. The Company shall have delivered to the Purchaser an opinion of outside legal counsel to the Company in substantially the form attached hereto as Exhibit C and dated the applicable Closing Date;

                    (xiii) Required Approvals. All Required Approvals shall have been obtained;

                    (xiv) Shares of Common Stock. On each of the Tranche 2 Closing Date and Tranche 3 Closing Date, as applicable, the Company shall have reserved for issuance to the Purchaser two times the number of Underlying Shares which would be issuable upon conversion in full of the Tranche 2 Debentures and Tranche 3 Debentures, as applicable, assuming such conversion occurred on the Original Issue Date for such Convertible Debentures;

                    (xv) Delivery of Securities. The Company shall have delivered to the Purchaser or such Purchaser's designee the Convertible Debentures being purchased at such Closing, registered in the name of such Purchaser, each in form satisfactory to the Purchaser; and

                    (xvi)     Performance of Conversion/Exercise
Obligations. The Company shall have (a) delivered Underlying Shares upon conversion of Convertible Debentures and otherwise performed its obligations in accordance with the terms, conditions and timing requirements of each Convertible Debenture and (b) shall have delivered Warrant Shares upon exercise of the Warrant and otherwise performed its obligations in accordance with the terms of the Warrant to the extent the Purchaser (or its permitted assigns and other successors in interest) has elected to convert any Convertible Debentures or exercise the Warrant, as the case may be.

                                  ARTICLE V

                                MISCELLANEOUS

     5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except as set forth in the Registration Rights Agreement and except that the Company shall reimburse the Purchaser for (a) $15,000 of legal fees in connection with the negotiation and preparation of the Transaction Documents and (b) $5,000 of legal fees in connection with each of the Tranche 2 Closing and Tranche 3 Closing. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares pursuant hereto. The Purchaser shall be responsible for the Purchaser's own tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

     5.2 Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, the Registration Rights Agreement, the Convertible Debentures and the Warrant contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Salt Lake City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 4:30 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:   fonix corporation
                          60 East South Temple Street
                          Suite 1225
                          Salt Lake City, Utah  84111
                          Facsimile No.:  (801) 328-8778
                          Attn:  Jeffrey N. Clayton, Esq.

     With copies to:      Durham, Evans, Jones & Pinegar
                          Key Bank Tower
                          50 South Main
                          Salt Lake City, Utah 84144
                          Facsimile No.:  (801) 538-2425
                          Attn:  Jeffrey M. Jones

     If to the Purchaser: Southbrook International Investments, Ltd.
                          c/o Trippoak Advisors, Inc.
                          630 Fifth Avenue, Suite 2000
                          New York, NY  10111
                          Facsimile No.:  (212) 332-3256
                          Attn:  Robert L. Miller

     With copies to:      Robinson Silverman Pearce
                          Aronsohn & Berman LLP
                          1290 Avenue of the Americas
                          New York, NY  10104
                          Facsimile No.:  (212) 541-4630
                          Attn:  Eric L. Cohen

or such other address as may be designated in writing hereafter, in the same manner, by such person.

     5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Company nor any Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

     5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, other than with respect to permitted assignees under
Section 5.6, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

     5.9 Survival. The agreements and covenants contained in Article IV and this Article V shall survive the delivery and conversion of the Convertible Debentures pursuant to this Agreement and the representations and warranties of the Company and the Purchaser contained in Article III shall survive until a date that is three years after the last Closing Date.

     5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     5.11 Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement.

     5.12 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.13 EDGAR. The Purchaser agrees to provide to the Company upon request therefor electronic copies of this Agreement and all exhibits thereto, including any subsequent amendments or modifications thereof.

           [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                 Company:

                                 fonix corporation



                                 By: /s/ Stephen M. Studdert
                                    ---------------------------
                                 Name:   Stephen M. Studdert
                                 Title: Chairman and CEO


                                 Purchaser:

                                 SOUTHBROOK INTERNATIONAL
                                   INVESTMENTS, LTD.


                                 By: /s/ Kenneth L. Henderson
                                   -----------------------------
                                 Kenneth L. Henderson
                                 Assistant Secretary

                             SCHEDULE 2.1 (a)




1. fonix systems corporation, a Utah corporation, wholly owned by the Company.

                               SCHEDULE 2.1 (c)


1. Authorized Common Stock - 100,000,000 shares

2. Authorized Preferred Stock - 100,000,000 shares

3. Issued Common Stock - 41,8876,563 at May 12, 1997

4. Issued Preferred Stock - 0

5. Outstanding Options, Warrants and Similar Rights -

   (a)  Total Warrants     -     350,000
   (b)  Total Options      -     4,936,000 granted
   (c)  Total Convertible Debentures  -  $500,000 Series A
   Convertible Debenture that is convertible into either
   166,667 shares of Series A Convertible Preferred Stock
   (when approved for issuance by the Company's shareholders) or 166,667 shares of the Company's Common Stock.

                                                                   EXHIBIT A



NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

   THIS DEBENTURE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CONVERSION SET FORTH IN A CONVERTIBLE DEBENTURE PURCHASE AGREEMENT, DATED AS OF JUNE 18, 1997, BETWEEN fonix corporation (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

No. B-1                                                       U.S. $100,000

                                fonix corporation
             SERIES B 5% CONVERTIBLE DEBENTURE DUE JUNE 18, 2007

   THIS DEBENTURE is one of a duly authorized issue of debentures of fonix corporation, a Delaware corporation, having a principal place of business at 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111 (the "Company"), designated as its Series B 5% Convertible Debentures, due June 18, 2007 (the "Debentures"), in an aggregate principal amount of up to $10,000,000.

   FOR VALUE RECEIVED, the Company promises to pay to Southbrook International Investments, Ltd., or registered assigns (the "Holder"), the principal sum of One Hundred Thousand Dollars ($100,000), on or prior to June 18, 2007 or such earlier date as the Debentures are required to be repaid as provided hereunder (the "Maturity Date") and to pay interest to the Holder on the principal sum at the rate of 5% per annum, payable upon conversion as provided hereunder, or on the Maturity Date if not earlier converted. Interest shall accrue daily commencing on the Original Issue Date (as defined in Section 6) until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall be calculated on the basis of a 360-day year and for the actual number of days elapsed. Interest hereunder will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register") on the Conversion Date (as defined below) or the Maturity Date, as the case may be; provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions hereof and of the Convertible Debenture Purchase Agreement, dated as of June 18, 1997, as amended from time to time (the "Purchase Agreement"), executed by the original Holder. All overdue, accrued and unpaid interest and other amounts due hereunder shall bear interest at the rate of 15% per annum from the day of conversion hereunder or the Maturity Date or earlier date on which this Debenture is accelerated through and including the date of payment. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder last appearing on the Debenture Register, except that interest due hereunder may, at the Company's option, be paid in shares of the Common Stock (as defined in Section 6) calculated based upon the average Per Share Market Value for the five (5) Trading Days immediately preceding the Conversion Date or Maturity Date, as the case may be. All amounts due hereunder other than interest shall be paid in cash. Notwithstanding anything to the contrary contained herein, the Company may not issue shares of the Common Stock in payment of interest on the principal amount if: (i) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay interest hereunder in shares of Common Stock; (ii) such shares are not registered for resale pursuant to an effective registration statement that names the recipient of such interest shares as a selling stockholder thereunder and may not be sold without volume restrictions pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Holder, in form and substance acceptable to the Holder; (iii) such shares are not listed on the Nasdaq National Market (or the American Stock Exchange, Nasdaq National Market or The New York Stock Exchange) and any other exchange on which the Common Stock is then listed for trading; or (iv) the issuance of such shares would result in the recipient thereof beneficially owning more than 4.999% of the issued and outstanding shares of Common Stock as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Payment of interest on the Debentures in shares of Common Stock is also subject to the provisions of Section 4(a)(ii). Notwithstanding anything to the contrary contained herein, the Company may not, without the written consent of the Holder, pay interest on account of the Debentures unless both the payment and the retention thereof by the Holders are consented to in writing free of any subordination prior thereto by all lenders or holders of any indebtedness or class of securities of the Company who have the right to consent to or force the subordination of such payment. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.

   This Debenture is subject to the following additional provisions:

      Section 1.The Debentures are issuable in denominations of One Hundred Thousand Dollars ($100,000) and integral multiples of Fifty Thousand Dollars ($50,000) in excess thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same but shall not be issuable in denominations of less than integral multiplies of Fifty Thousand Dollars ($50,000). No service charge will be made for such registration of transfer or exchange.

     Section 2. This Debenture has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     Section 3.     Events of Default.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

     (a) any default in the payment of the principal of, interest on or liquidated damages in respect of, this Debenture, free of any claim of subordination, as and when the same shall become due and payable on the Conversion Date or the Maturity Date or by acceleration or otherwise;

     (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, the Purchase Agreement or the Registration Rights Agreement (as defined in Section 6), and such failure or breach shall not have been remedied within 10 days after the date on which notice of such failure or breach shall have been given;

     (c) the Company or any of its subsidiaries shall commence a voluntary case under the United States Bankruptcy Code or insolvency laws as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of such involuntary case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts;
or the Company shall by
any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

     (d) the Company shall default in any of its obligations under any mortgage, credit agreement or other facility, indenture agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness of the Company in an amount exceeding one hundred thousand dollars ($100,000), whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

     (e) the Common Stock shall be delisted from the Nasdaq SmallCap Market or any other national securities exchange or market on which such Common Stock is listed for trading or suspended from trading thereon without being relisted or having such suspension lifted, as the case may be, within four Trading Days; or

     (f) the Company shall be a party to any merger or consolidation pursuant to which the Company shall not be the surviving entity or shall dispose of all or substantially all of its assets in one or more transactions, or shall redeem more than a de minimis number of shares of Common Stock (other than redemptions of Underlying Shares issued upon conversion of Debentures).

If during the time that any portion of this Debenture remains outstanding, any Event of Default occurs and is continuing, and in every such case, then the Holder may, by notice to the Company, declare the full principal amount of this Debenture, together with all accrued but unpaid interest and other amounts owing hereunder, to the date of acceleration, to be, plus the "Adjustment Amount" (as defined in Section 6) whereupon the same shall become, immediately due and payable in cash (notwithstanding anything herein contained to the contrary) without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything herein contained to the contrary, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

            Section 4.     Conversion.

             (a)(i) This Debenture shall be convertible into shares of the Common Stock (subject to reduction pursuant to Section 4(a)(ii) below and Section 3.8 of the Purchase Agreement at the option of the Holder in whole or in part at any time and from time to time after the Original Issue Date and prior to the close of business on the Maturity Date. The Holder shall effect conversions by surrendering the Debentures (or such portions thereof) to be converted, together with the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice") to the Company. Each Conversion Notice shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected, which date may not be prior to the date of such Conversion Notice is deemed to have been delivered pursuant to Section 4(h) (the "Conversion Date"). If no Conversion Date is specified in a Conversion Notice, the Conversion Date shall be the date that the Conversion Notice is deemed delivered pursuant to Section 4(h). Subject to Sections 4(a)(ii) and 4(b) hereof and Section 3.8 of the Purchase Agreement, each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debenture(s) tendered by the Holder with the Conversion Notice, or if a conversion hereunder cannot be effected in full for any reason, the Company shall honor such conversion to the extent permissible hereunder and shall promptly deliver to such Holder (in the manner and within the time set forth in Section 5(b)) a new Debenture for such principal amount as has not been converted.

               (ii) Certain Regulatory Approval. If on the Conversion Date applicable to any conversion, (A) the Common Stock is then listed for trading on the Nasdaq National Market or if the rules of the Nasdaq Stock Market are hereafter amended to extend Rule 4460(i) promulgated thereby (or any successor or replacement provision thereof) to the Nasdaq SmallCap Market or the American Stock Exchange and the Common Stock is then listed for trading on such market or exchange, (B) the Conversion Price then in effect is such that the aggregate number of shares of the Common Stock that would then be issuable upon conversion of the entire outstanding principal amount of Debentures, together with any shares of the Common Stock previously issued upon conversion of Debentures and in respect of payment of interest hereunder would equal or exceed 20% of the number of shares of the Common Stock outstanding on the Original Issue Date (the "Issuable Maximum"), and (C) the Company has not previously obtained the Stockholder Approval (as defined below), then the Company shall issue to the Holder requesting such conversion the Issuable Maximum and, with respect to any shares of the Common Stock that otherwise would have been issuable to such holder in respect of the Conversion Notice at issue or in respect of payment of interest hereunder in excess of the Issuable Maximum, the Holder shall have the option to require the Company to either (1) as promptly as possible, but in no event later than 90 days after such Conversion Date, convene a meeting of the holders of the Common Stock and use its best efforts to obtain the Stockholder Approval or (2) prepay, from funds legally available therefor at the time of such prepayment, the balance of the principal amount of the Debentures subject to such Conversion Notice and the remaining aggregate principal amount of Debentures then outstanding and held by such Holder at a price equal to the sum of (A) the principal amount of Debentures then outstanding and held by such Holder multiplied by the product of (i) the average Per Share Market Value for the five (5) Trading Days immediately preceding (1) the Conversion Date or (2) the date of payment in full by the Company of such prepayment price, whichever is greater, divided by
(ii) the Conversion Price calculated on the Conversion Date plus (B) all accrued and unpaid interest and other amounts then due in respect of such Debentures; provided, however, that if the Holder has requested that the Company obtain Stockholder Approval under paragraph (1) above and the Company fails for any reason to obtain such Stockholder Approval within the time period set forth in (1) above, the Company shall be obligated to prepay Debentures in accordance with the provisions of paragraph (2) above, and in such case the interest contemplated by the immediately succeeding sentence shall be deemed to accrue from the Conversion Date. If the Holder has requested that the Company prepay Debentures pursuant to this Section and the Company fails for any reason to pay the prepayment price under (2) above within seven days after the Conversion Date, the Company will pay interest on such prepayment price at a rate of 15% per annum to the converting Holder, accruing from the Conversion Date until the prepayment price plus any accrued interest thereon is paid in full. The entire prepayment price, including interest thereon, shall be paid in cash. "Stockholder Approval" means the approval by a majority of the total votes cast on the proposal, in person or by proxy, at a meeting of the stockholders of the Company held in accordance with the Company's Certificate of Incorporation and by-laws, of the issuance by the Company of shares of the Common Stock exceeding the Issuable Maximum as a consequence of the conversion of Debentures into the Common Stock at a price less than the greater of the book or market value on the Original Issue Date as and to the extent required pursuant to Rule 4460(i) of the Nasdaq Stock Market or Rule 713 of the American Stock Exchange (or any successor or replacement provision thereof), as applicable.

          (b) Not later than three Trading Days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates which shall be free of restrictive legends and trading restrictions (other than those required by Section 3.1(b) of the Purchase Agreement) representing the number of shares of the Common Stock being acquired upon the conversion of Debentures (subject to reduction pursuant to Section 4(a)(ii) hereof and Section 3.8 of the Purchase Agreement), (ii) Debentures in a principal amount equal to the principal amount of Debentures not converted; (iii) a bank check in the amount of all accrued and unpaid interest (if the Company has elected to pay accrued interest in cash), together with all other amounts then due and payable in accordance with the terms hereof, in respect of Debentures tendered for conversion and (iv) if the Company has elected to pay accrued interest in shares of the Common Stock, certificates, which shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement), representing such number of shares of the Common Stock as equals such interest divided by the average Per Share Market Value for the five Trading Days immediately preceding the Conversion Date; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of the Common Stock issuable upon conversion of the principal amount of Debentures until Debentures are either delivered for conversion to the Company or any transfer agent for the Debentures or the Common Stock, or the Holder notifies the Company that such Debenture has been lost, stolen or destroyed and provides a bond (or other adequate security) reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith (in which case the Company shall issue a replacement Debenture in like principal amount). The Company shall, upon request of the Holder, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions. If in the case of any Conversion Notice such certificate or certificates, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the Debentures tendered for conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section, including for purposes hereof, any shares of the Common Stock to be issued on the Conversion Date on account of accrued but unpaid interest hereunder, prior to the fifth Trading Day after the Conversion Date, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, $1,500 for each day after such fifth Trading Day until such certificates are delivered.
If the Company fails to deliver to the Holder such certificate or certificates pursuant to this Section prior to the 20th day after the Conversion Date, the Company shall, at the Holder's option (i) prepay, from funds legally available therefor at the time of such prepayment, the aggregate of the principal amount of Debentures then held by such Holder, as requested by such Holder, and (ii) pay all accrued but unpaid interest on account of the Debentures for which the Company shall have failed to issue the Common Stock certificates hereunder, in cash. The prepayment price shall be equal to the sum of (A) the aggregate of all accrued but unpaid interest and other non-principal amounts then payable in respect of all Debentures to be prepaid hereunder and for which prepayment hereunder is demanded, plus (B) the aggregate of the principal amount of Debentures then held by such Holder multiplied by (1) the average Per Share Market Value for the five (5) Trading Days immediately preceding (x) the Conversion Date or (y) the date of payment in full by the Company of such prepayment price, whichever is greater, divided by, (2) the Conversion Price calculated on the Conversion Date. If the Holder has requested that the Company prepay Debentures pursuant to this Section and the Company fails for any reason to pay the prepayment price within seven days after such notice is deemed delivered pursuant to Section 4(h), the Company will pay interest on the prepayment price at a rate of 15% per annum, in cash to such Holder, accruing from such seventh day until the prepayment price and any accrued interest thereon is paid in full.

   (c)     (i)     The conversion price (the "Conversion Price") in
effect on any Conversion Date shall be the lesser of (a) $6.81 (the "Initial Conversion Price") and (b) the product of the average of the Per Share Market Value for the five Trading Days immediately preceding the Conversion Date multiplied by the Applicable Percentage (as defined in Section 6); provided that, (a) if the registration statement registering the resale of the shares of Common Stock issuable upon conversion of the Debentures and payment of interest thereunder and naming the Holder as a Selling Stockholder thereunder (the "Underlying Shares Registration Statement") is not filed on or prior to the 30th day after the Original Issue Date, or (b) the Company fails to file with the Securities and Exchange Commission (the "Commission") a request for acceleration in accordance with Rule 12d1-2 promulgated under the Securities Exchange Act of 1934, as amended, within five (5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that an Underlying Shares Registration Statement will not be "reviewed" or is not subject to further review or comment by the Commission, or (c) if the Underlying Shares Registration Statement is not declared effective by the Commission on or prior to the 180th day after the Original Issue Date, or (d) if such Underlying Shares Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities (as such term is defined in the Registration Rights Agreement) at any time prior to the expiration of the "Effectiveness Period" (as such term as defined in the Registration Rights Agreement), without being succeeded by a subsequent Underlying Shares Registration Statement filed with and declared effective by the Commission within 10 Business Days (as defined in Section 6), or (e) if trading in the Common Stock shall be suspended for any reason for more than four Trading Days, or (f) if the conversion rights of the Holders of Debentures hereunder are suspended for any reason (any such failure being referred to as an "Event," and for purposes of clauses (a), (c) and (f) the date on which such Event occurs, or for purposes of clause (b) the date on which such five (5) days period is exceeded, or for purposes of clause (d) the date which such 10 Business Day-period is exceeded, or for purposes of clause (e) the date on which such four Trading Day period is exceeded, being referred to as "Event Date"), the Conversion Price shall be decreased by 2.5% on each monthly anniversary of an Event Date until the earlier to occur of the second month anniversary after the Event Date and such time as the applicable Event is cured. Commencing the second month anniversary after the Event Date, at the option of each Holder for each applicable monthly period either (a) the Company shall pay to the Holders 2.5% of the product of the principal amount of outstanding Debentures (each Holder being entitled to receive such portion of such amount as equals its pro rata portion of Debentures then outstanding), in cash or (b) the Conversion Price shall be decreased by 2.5% for each additional such month (to be effective in full on the monthly applicable Event Date) as liquidated damages, and not as a penalty on the first day of each monthly anniversary of the Event Date in either case until such time as the applicable Event is cured. Any decrease in the Conversion Price pursuant to this Section shall remain in effect notwithstanding the fact that the Event causing such decrease has been subsequently cured and further monthly decreases have ceased. The provisions of this Section are not exclusive and shall in no way limit the Company's obligations under the Registration Rights Agreement. Notwithstanding anything to the contrary set forth herein, the Company may not, without the prior written consent of the Holders, pay liquidated damages hereunder in cash unless it shall have received the prior written consent of all lenders, debt holders or holders of any class of securities of the Company or its Affiliates that have the right to require such consent or to subordinate any such cash payment, which consent shall provide that the payment by the Company of any such liquidated damages hereunder (and the retention of such sum by the receiving Holder) is not subject to any applicable subordination rights of such lender or holders of such class of securities. If such consent is not received, the Holders shall have the right to require such damages be paid in further discount.

               (ii) If the Company, at any time while any Debentures are outstanding, (a) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of the Common Stock, (b) subdivide outstanding shares of the Common Stock into a larger number of shares, (c) combine outstanding shares of the Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, the Initial Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of the Common Stock outstanding after such event. Any adjustment made pursuant to this Section 4(c)(ii) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

               (iii) If the Company, at any time while any Debentures are outstanding, shall issue rights or warrants to all holders of the Common Stock (and not to Holders of Debentures) entitling them to subscribe for or purchase shares of the Common Stock at a price per share less than the Per Share Market Value of the Common Stock at the record date mentioned below, the Initial Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional shares of the Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Initial Conversion Price pursuant to this Section 4(c)(iii), if any such right or warrant shall expire and shall not have been exercised, the Initial Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Initial Conversion Price made pursuant to the provisions of this Section 4 after the issuance of such rights or warrants) had the adjustment of the Initial Conversion Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

               (iv) If the Company, at any time while Debentures are outstanding, shall distribute to all holders of the Common Stock (and not to Holders of Debentures) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 4(c)(ii) and (iii) above), then in each such case the Initial Conversion Price at which Debentures shall thereafter be convertible shall be determined by multiplying the Initial Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Per Share Market Value of the Common Stock determined as of the record date mentioned above, and of which the numerator shall be such Per Share Market Value of the Common Stock on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith; provided, however, that in the event of a distribution exceeding ten percent (10%) of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the holders of a majority in interest of Debentures then outstanding; and provided, further, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in good faith, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the holders of Debentures of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of the Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

               (v) All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

              (vi) Whenever the Initial Conversion Price is adjusted pursuant to Section 4(c)(ii),(iii) or (iv), the Company shall promptly mail to each Holder of Debentures, a notice setting forth the Initial Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

               (vii) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder of this Debenture shall have the right thereafter to, at its option, (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture only into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holders of the Debentures shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Company into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled or (B) require the Company to prepay, from funds legally available therefor at the time of such prepayment, all of its Debentures at a price equal to the sum of (i) the aggregate of the principal amount of Debentures then held by the Holder multiplied by (a) the average Per Share Market Value for the five (5) Trading Days immediately preceding (1) the effective date of the reclassification or share exchange triggering such prepayment right or (2) the date of payment in full by the Company of the prepayment price hereunder, whichever is greater, divided by (b) the Conversion Price calculated on such effective date, plus (ii) the aggregate of all accrued but unpaid interest and other amounts then payable in respect of all Debentures to be repaid hereunder. The entire redemption price shall be paid in cash, and the terms of payment of such redemption price shall be subject to the provisions set forth in Section 5(b). The terms of any such reclassification or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities, cash or property set forth in this
Section 4(c)(vii) upon any conversion following such event. This provision shall similarly apply to successive reclassifications or share exchanges.

               (viii)     If:

                     A. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                     B. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                     C. the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                     D. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share of exchange whereby the Common Stock is converted into other securities, cash or property; or

                     E. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Debentures, and shall cause to be mailed to the Holders of Debentures at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. Holders are entitled to convert Debentures during the 30-day period commencing the date of such notice to the effective date of the event triggering such notice.

      (d)If at any time conditions shall arise by reason of action taken by the Company which in the opinion of the Board of Directors are not adequately covered by the other provisions hereof and which might materially and adversely affect the rights of the Holders (different than or distinguished from the effect generally on rights of holders of any class of the Company's capital stock) or if at any time any such conditions are expected to arise by reason of any action contemplated by the Company, the Company shall mail a written notice briefly describing the action contemplated and the material adverse effects of such action on the rights of the Holders at least 30 calendar days prior to the effective date of such action, and an Appraiser selected by the Holders of majority in interest of the Debentures shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 4), of the Conversion Price (including, if necessary, any adjustment as to the securities into which Debentures may thereafter be convertible) and any distribution which is or would be required to preserve without diluting the rights of the Holders; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser, in good faith, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions or the taking of any such action contemplated, as the case may be; provided, however, that no such adjustment of the Conversion Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Conversion Price to more than the Conversion Price then in effect.

     (e) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of the Common Stock solely for the purpose of issuance upon conversion of the Debentures and payment of interest on the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 4(c)) upon the conversion of the outstanding principal amount of the Debentures and payment of interest hereunder. The Company covenants that all shares of the Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, freely tradeable.

     (f) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     (g) The issuance of certificates for shares of the Common Stock on conversion of the Debentures shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debentures so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     (h) Any and all notices or other communications or deliveries to be provided by the Holders of the Debentures hereunder, including, without limitation, any Conversion Notice, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to the Company, at 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111 (facsimile number (801) 328-8778), attention Chief Financial Officer, or such other address or facsimile number as the Company may specify for such purposes by notice to the

Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by certified or registered mail, postage prepaid, addressed to each Holder of the Debentures at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Salt Lake City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:30 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) four days after deposit in the United States mails,
(iv) the Business Day following the date of mailing, if send by nationally recognized overnight courier service, or (v) upon actual receipt by the party to whom such notice is required to be given.

          Section 5.     Prepayment.

     (a) The Company shall have the right, exercisable at any time upon 20 Trading Days notice to the Holders of the Debentures given at any time after the Original Issue Date to prepay, from funds legally available therefor at the time of such prepayment, all or any portion of the outstanding principal amount of the Debentures which have not previously been converted or repaid, at a price equal to the sum of (A) the aggregate of the principal amount of the Debentures to be prepaid multiplied by (i) the average Per Share Market Value for the five (5) Trading Days immediately preceding (1) the date of the prepayment notice referenced above or (2) the date of payment in full by the Company of the prepayment price hereunder, whichever is greater, divided by
(ii) the Conversion Price calculated on the date of such prepayment notice and
(B) the aggregate of all accrued but unpaid interest and other amounts owing in respect of the Debentures to be prepaid. The entire prepayment price shall be paid in cash. Holders of the Debentures may convert the Debentures, including the Debentures subject to a prepayment notice given under this Section, during the period from the date of such prepayment notice through the 19th Trading Day thereafter.

     (b) If any portion of the prepayment price under Sections 5(a) shall not be paid by the Company within seven (7) calendar days after the date due, interest shall accrue thereon at the rate of 15% per annum until the prepayment price plus all such interest is paid in full (which amount shall be paid as liquidated damages and not as a penalty). In addition, if any portion of such prepayment price remains unpaid for more than 7 calendar days after the date due, the Holder of the Debentures subject to such prepayment may elect, by written notice to the Company given within 30 days after the date due, to either (i) demand conversion in accordance with the formula and the time frame therefor set forth in Section 4 of all Debentures for which such prepayment price, plus accrued liquidated damages thereof, has not been paid in full (the "Unpaid Prepayment Principal"), in which event the Per Share Market Price for such Unpaid Prepayment Principal shall be the lower of the Per Share Market Price calculated on the date such prepayment price was originally due and the Per Share Market Price as of the Holder's written demand for conversion, or
(ii) invalidate ab initio such prepayment, notwithstanding anything herein contained to the contrary. If the Holder elects option
(i) above, the Company shall within three (3) Trading Days of its receipt of such election deliver to the Holder the shares of the Common Stock issuable upon conversion of the Unpaid Prepayment Principal subject to such Holder conversion demand and otherwise perform its obligations hereunder with respect thereto; or, if the Holder elects option (ii) above, the Company shall promptly, and in any event not later than three (3) Trading Days from receipt of holder's notice of such election, return to the holder all of the Unpaid Prepayment Principal. Notwithstanding anything to the contrary contained herein, the Company may not, without the written consent of the Holder, prepay Debentures unless both the payment thereof and the retention of such paid cash by the Holder is consented to in writing free of any subordination by all lenders or holders of any indebtedness or class of securities of the Company who have the right to consent to or force the subordination of such payment.

      Section 6.Definitions. For the purposes hereof, the following terms shall have the following meanings:

     "Adjustment Amount" is equal to (i) the aggregate principal amount of Debentures then outstanding multiplied by (A) the average Per Share Market Value for the five Trading Days immediately preceding (1) the applicable Trigger Date or (2) the date of payment of all amounts due as a result of such Event of Default, whichever is greater, divided by (B) the Conversion Price with respect to the aggregate principal amount of Debentures then outstanding calculated on the applicable Trigger Date, minus (ii) the aggregate principal amount of Debentures then outstanding, plus all accrued and unpaid interest thereon and all other amounts due, except for those referred to in (i) above pursuant to the terms hereof.

     "Applicable Percentage" means (i) 90% for any conversion honored on or prior to the expiration of the 120th day after the Original Issue Date and (ii) 87.5% for any conversion honored thereafter.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other government action to close.

     "Common Stock" means the Company's common stock, $.0001 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

     "Original Issue Date" shall mean the date of the first issuance of any Debentures regardless of the number of transfers of any Debenture and regardless of the number of instruments which may be issued to evidence such Debenture.

     "Per Share Market Value" means on any particular date (a) the closing bid price per share of the Common Stock on such date on the Nasdaq SmallCap Market or other stock exchange or quotation system on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on the Nasdaq

SmallCap Market or any stock exchange or quotation system, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the Holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Holders of a majority in interest of the Debentures; provided, however, that the Company, after receipt of the determination by such appraiser, shall have the right to select an additional appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such appraiser.

     "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

     "Registration Rights Agreement" means the Registration Rights
Agreement, dated June 18, 1997, between the Company and the original holder of Debentures.

     "Trading Day" means (a) a day on which the Common Stock is traded on the Nasdaq SmallCap Market or other stock exchange or market on which the Common Stock has been listed, or (b) if the Common Stock is not listed on the Nasdaq SmallCap Market or any stock exchange or market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices).

     "Trigger Date" shall mean, (i) with respect to an Event of Default caused by an event described in Section 3(a), the date the payment of principal or interest at issue was due, (ii) with respect to an Event of Default caused by an event described in Section 3(b), the date specified in any other provision of this Debenture, the Purchase Agreement, the Class B Exchange Agreement or the Registration Rights Agreement that require prepayment of the outstanding principal amount of this Debenture as a result of an event so contemplated, if not, the date such event becomes an Event of Default pursuant to Section 3(b), and (iii) with respect to an Event of Default caused by an event described in Section 3(c), (d), (e) and (f), the date such event becomes an Event of Default pursuant to such Sections.

     "Underlying Shares" means the number of shares of Common Stock into which the Debentures are convertible in accordance with the terms hereof and the Purchase Agreement.

      Section 7.Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. The Company may only voluntarily prepay the outstanding principal amount on the Debentures in accordance with Section 5 hereof.

      Section 8.This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

      Section 9.If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

      Section 10.This Debenture shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws thereof.

      Section 11.Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

      Section 12. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

      Section 13.Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.


                                    fonix corporation



                                    By :
                                       -------------------------
                                      Name: Stephen M. Studdert
                                      Title: Chairman & CEO

Attest:



By:___________________________
   Name:
   Title:

                                 EXHIBIT A

                       NOTICE OF CONVERSION


(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby elects to convert Debenture No. B-1 into shares of Common Stock, par value $.0001 per share (the "Common Stock"), of fonix corporation (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:     _______________________________________________
                             Date to Effect Conversion

                             _______________________________________________
                             Principal Amount of Debentures to be Converted

                             _______________________________________________
                             Number of shares of Common Stock to be Issued

                             _______________________________________________
                             Applicable Conversion Price

                             _______________________________________________
     Signature

                             _______________________________________________
     Name

                             _______________________________________________
                             Address

The Company undertakes to promptly upon its receipt of this conversion notice (and, in any case prior to the time it effects the conversion requested hereby), notify the converting holder by facsimile of the number of shares of Common Stock outstanding on such date and the number of shares of Common Stock which would be issuable to the holder if the conversion requested in this conversion notice were effected in full, whereupon, if the Company determines that such conversion would result in it owning in excess of 4.999% of the outstanding shares of Common Stock on such date, the Company shall convert up to an amount equal to 4.999% of the outstanding shares of Common Stock and issue to the holder one or more certificates representing Debentures which have not been converted as a result of this provision.

                                                                    EXHIBIT B

                       REGISTRATION RIGHTS AGREEMENT



     This Registration Rights Agreement (this "Agreement") is made and entered into as of June 18, 1997, between fonix corporation, a Delaware corporation (the "Company"), and Southbrook International Investments, Ltd., a corporation existing under the laws of the British Virgin Islands (the "Purchaser").

     This Agreement is made pursuant to the Convertible Debenture
Purchase Agreement, dated as of the date hereof between the Company and the Purchaser (the "Purchase Agreement").

     The Company and the Purchaser hereby agree as follows:

     1.     DEFINITIONS

     Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Advice" shall have meaning set forth in Section 3(o).

     "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Delaware generally are authorized or required by law or other government actions to close.

     "Closing Date" shall have the meaning set forth in the Purchase
Agreement.

     "Commission" means the United States Securities and Exchange
Commission.

     "Common Stock" means the Company's Common Stock, par value $.0001 per share.

     "Debentures" means the Series B 5% Convertible Debentures purchased by the Purchaser pursuant to the Purchase Agreement.

     "Effectiveness Date" means (i) with respect to the Registration Statement to be filed with respect to the Tranche 1 Debentures, the 90th day following the Tranche 1 Closing Date, (ii) with respect to the Registration Statement to be filed with respect to the Tranche 2 Debentures, the 90th day following the Series Tranche 2 Closing Date, and (iii) with respect to the Registration Statement to be filed with respect to the Tranche 3 Debentures, the 90th day following the Tranche 3 Closing Date.

     "Effectiveness Period" shall have the meaning set forth in Section
2(a).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Filing Date" means (i) with respect to the shares of Common Stock issuable upon conversion of the Tranche 1 Debentures and the Warrant, the 30th day following the Tranche 1 Closing Date, (ii) with respect to the shares of Common Stock issuable upon conversion of the Tranche 2 Debentures, the 30th day following the Tranche 2 Closing Date, and (iii) with respect to the shares of Common Stock issuable upon conversion of the Tranche 3 Debentures, the 30th day following the Tranche 3 Closing Date.

     "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

     "Indemnified Party" shall have the meaning set forth in Section
5(c).

     "Indemnifying Party" shall have the meaning set forth in Section
5(c).

     "Losses" shall have the meaning set forth in Section 5(a).

     "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceed-

ing, such as a deposition), whether commenced or threatened.

     "Prospectus" means the prospectus included in the Registration
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     "Registrable Securities" means (a) with respect to the Registration Statement to be filed after the Tranche 1 Closing Date, the shares of Common Stock issuable upon (i) conversion of the Tranche 1 Debentures and (ii) exercise of the Warrant, (b) with respect to the Registration Statement to be filed after the Tranche 2 Closing Date, the shares of Common Stock issuable upon conversion of the Tranche 2 Debentures and (c) with respect to the Registration Statement to be filed after the Tranche 3 Closing Date, the shares of Common Stock issuable upon conversion of the Tranche 3 Debentures; provided, however that in order to account for the fact that the number of shares of Common Stock that are issuable upon conversion of Debentures is determined in part upon the market price of the Common Stock at the time of conversion, in the case of each of (a), (b) and (c), Registrable Securities shall include (but not be limited to) a number of shares of Common Stock equal to no less than the sum of (1) two times the number of shares of Common Stock into which the Debentures are convertible, assuming such conversion occurred on the particular Closing Date for such Debentures and (2) the number of shares of Common Stock issuable upon exercise in full of the Warrant, or such other number of shares of Common Stock as agreed to by the parties to the Purchase Agreement (assuming such Warrant was issued on the Tranche 1 Closing Date). Notwithstanding anything herein contained to the contrary, if the actual number of shares of Common Stock into which the Debentures are convertible exceeds twice the number of shares of Common Stock into which particular tranches of Debentures are convertible based upon a computation as at a particular Closing Date, the term "Registrable Securities" shall be deemed to include such additional shares of Common Stock. If an additional Registration Statement is required to be filed because the actual number of shares of Common Stock into which the Debentures are convertible, plus shares issuable upon payment of dividends as described above and shares issuable upon exercise of the Warrant exceeds the number of shares of Common Stock initially registered in respect of any particular tranche of Debentures based upon the computation on a particular Closing Date, the Company shall have 10 Business Days after it makes such a determination or receives notice from the Holders of Registrable Securities as to such a determination to file such additional Registration Statement.

     "Registration Statement" means the registration statement contemplated by Section 2(a) (and any additional Registration Statements contemplated in the definition of Registrable Securities), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Special Counsel" means any special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

     "Tranche 1 Closing Date" means the date of the issuance and sale of the Tranche 1 Debentures pursuant to the Purchase Agreement.

     "Tranche 1 Debentures" means the Debentures issued and sold to the Purchaser on the Tranche 1 Closing Date.

     "Tranche 2 Closing Date" means the date of the issuance and sale of the Tranche 2 Debentures pursuant to the Purchase Agreement.

     "Tranche 2 Debentures" means the Debentures issued and sold to the Purchaser on the Tranche 2 Closing Date.

     "Tranche 3 Closing Date" means the date of the issuance and sale of the Tranche 3 Debentures pursuant to the Purchase Agreement.

     "Tranche 3 Debentures" means the Debentures issued and sold to the Purchaser on the Tranche 3 Closing Date.

     "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

     "Warrant" means the Common Stock purchase warrant to be issued and sold to the Purchaser on the date hereof, entitling the Purchaser to acquire up to 250,000 shares of Common Stock upon the exercise thereof.

     2.     SHELF REGISTRATION

          (a) On or prior to each applicable Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the applicable Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if otherwise directed by the Holders in accordance herewith or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement and the additional securities permitted thereunder in accordance with Section 7(c) hereof and (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effec-

tive under the Securities Act until the date which is three years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Holders to such effect (the "Effectiveness Period"); provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

          (b) If the Holders of a majority of the Registrable Securities so elect, an offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an Underwritten Offering. In such event, and if the managing underwriters advise the Company and such Holders in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold, and such amount shall be allocated pro rata among the Holders proposing to sell Registrable Securities in such Underwritten Offering.

          (c) If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority of the Registrable Securities included in such offering. No Holder may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

     3.     REGISTRATION PROCEDURES

     In connection with the Company's registration obligations hereunder, the Company shall:

          (a) Prepare and file with the Commission on or prior to each applicable Filing Date, a Registration Statement on Form S-3 (or such other form if directed by the Holders in connection with an Underwritten Offering hereunder or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) in accordance with the method or methods of distribution thereof as specified by the Holders (except if otherwise directed by the Holders), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus and two (2) Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, their Special Counsel and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be reasonably necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto if the Holders of a majority of the Registrable Securities, their Special Counsel, or any managing underwriters, shall reasonably object to the "selling stockholders" or "plan of distribution" sections thereof within five (5) Business Days of their receipt thereof.

          (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters immediately (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one
(1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that, to the knowledge of the Company, makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In addition, the Company shall promptly provide the Holders with copies of all oral and written comments received by or on its behalf from the Commission in respect of a Registration Statement, and shall furnish such Holders with copies of all intended written responses thereto one (1) Business Day in advance of their filing with the Commission so that the Holders shall have the opportunity to comment thereon.

          (d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) If requested by any managing underwriter or the Holders of a majority of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law.

          (f) Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospec-tuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other reasonable acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall, after the Registration Statement is declared effective by the Commission, be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two Business Days prior to any sale of Registrable Securities.

          (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as practicable, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq SmallCap Market and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

          (l) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each selling Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling Holder and each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 6 (or such other provisions and procedures acceptable to the managing underwriters, if any), and holders of a majority of Registrable Securities participating in such Underwritten Offering; and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          (m) Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law; (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

          (n) Comply with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall cover said 12-month period, or end shorter periods as is consistent with the requirements of Rule 158.

          (o) Provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement.

     The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

     If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the inclusion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the ownership by such Holder of such securities is not to be construed as a rec-ommendation by such Holder of the investment quality of the Company's securities covered thereby and that such ownership does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

     The Purchaser covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) the Purchaser and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

     The Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), the Holder will forthwith discontinue disposition of such Registrable Securities until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

     4.     REGISTRATION EXPENSES

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall, except as and to the extent specified in Section 4(c), be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration State-ment is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Nasdaq Stock Market and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders; provided, however, that the Company shall not be obligated to pay fees and expenses of Special Counsel for the Holders in a total amount greater than $10,000, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

     (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Company shall be responsible for all usual and customary costs, fees and expenses in connection therewith, except for the fees and disbursements of the Underwriters and their legal counsel and accountants (which shall be borne by the Holders). Therefore, in such circumstances the Holder shall bear the expenses of the fees and disbursements of any legal counsel or accounting firm retained by the underwriters in connection with such Underwritten Offering and the costs of any determination (but not filing) by the underwriters of the eligibility of the Registrable Securities for investment under the applicable state securities laws. By way of illustration which is not intended to diminish from the provisions of Section 4(a), the Holders shall not be responsible for, and the Company shall be required to pay the fees or disbursements incurred by the Company (including by its legal counsel and accountants) in connection with, the preparation and filing of a Registration Statement and related Prospectus for such offering, the maintenance of such Registration Statement in accordance with the terms hereof, the listing of the Registrable Securities in accordance with the requirements hereof, and printing expenses incurred to comply with the requirements hereof.

     5.     INDEMNIFICATION

          (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement and without limitation as to time, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b) INDEMNIFICATION BY HOLDERS. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact or alleged untrue statement of material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indem-nified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or
(3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within 10 Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

     The Indemnified Party shall notify the Indemnifying Party promptly of any Proceeding of which the Indemnified Party shall have been notified in writing in connection with the transactions contemplated by this Agreement and as to which the Indemnified Party believes it may be entitled to indemnification hereunder. The failure of the Indemnified Party to so notify the Indemnifying Party of such a Proceeding shall not impair or affect the Indemnified Party's rights to indemnification hereunder except and only to the extent that such failure is shown to be the proximate cause of additional Loss.

          (d) CONTRIBUTION. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding para-graph. Notwithstanding the provisions of this Section 5(d), the Purchaser shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.
No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.     RULE 144

     The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of its securities pursuant to Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

     7.     MISCELLANEOUS

          (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) NO INCONSISTENT AGREEMENTS. Except as and to the extent specifically set forth in Schedule 7(b) attached hereto, neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except and to the extent specifically set forth on Schedule 7(b) attached hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, during the Effectiveness Period, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

          (c) NO PIGGYBACK ON REGISTRATIONS. Except as and to the extent specifically set forth on Schedule 7(c) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not enter into any agreement providing any such right to any of its securityholders.

          (d) PIGGY-BACK REGISTRATIONS. If at any time the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within twenty (20) days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Holder requests to be registered, except that if, in connection with any Underwritten Offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in such underwriter(s)' judgment, such limitation is necessary to effect an orderly public distribution of securities covered thereby, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Securities for to which such Holder has requested inclusion hereunder. Any exclusion of Registrable Securities shall be made pro rata among the Holders seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Holders; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities the Holders of which are not entitled by right to inclusion of securities in such registration statement; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in such registration statement. No right to registration of Registrable Securities under this Section shall be construed to limit any registration otherwise required hereunder.

          (e) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (f) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Salt Lake City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 4:30 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.


           If to the Company:    fonix corporation
                                 60 East South Temple Street
                                 Suite 1225
                                 Salt Lake City, Utah  84111
                                 Attn:  Jeffrey N. Clayton, Esq.
                                 Fax:  (801) 328-8778

           With copies to:       Durham, Evans, Jones & Pinegar, P.C.
                                 Suite 850 Key Bank Tower
                                 50 South Main Street
                                 Salt Lake City, Utah  84144
                                 Attn: Jeffrey M. Jones
                                 Fax: (801) 538-2425

           If to the Purchaser:  Southbrook International Investments, Ltd.
                                 c/o Trippoak Advisors, Inc.
                                 630 Fifth Avenue, Suite 2000
                                 New York, New York  10111
                                 Attn:  Robert L. Miller
                                 Fax:  (212) 332-3256

           With copies to        Robinson Silverman Pearce
                                   Aronsohn & Berman LLP
                                 1290 Avenue of the Americas
                                 New York, NY  10104
                                 Attn:  Eric L. Cohen
                                 Fax:  (212) 541-4630

          If to any other Person who is then the registered Holder:

                                 To the address of such Holder as it
                                 appears in the stock transfer books of
                                 the Company

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. The Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

          (h) ASSIGNMENT OF REGISTRATION RIGHTS. The rights of the Purchaser hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by the Purchaser to any assignee or transferee of all or a portion of the Debentures, the Warrant or the Registrable Securities if: (i) the Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Purchaser's (and to subsequent) successors and assigns.

          (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (j) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law.

          (k) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (l) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (m) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (n) SHARES HELD BY THE COMPANY AND ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than the Purchaser or transferees or successors or assigns thereof if such Persons are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

           [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                     SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

     fonix corporation



                           By:
                              ----------------------------------------------
                              Name:
                              Title:



     SOUTHBROOK INTERNATIONAL INVESTMENTS, LTD.



                            By:
                               ----------------------------------------------
                               Kenneth L. Henderson
                               Assistant Secretary

                                                              Schedule 7(b)

                            INCONSISTENT AGREEMENTS

1. The Company may grant registration rights to Nelson Partners, Heights Capital Management and/or Olympus Securities, Ltd. and thereafter file a registration statement in connection with the placement by the Company to such Persons of up to $10,000,000 aggregate principal amount of the Company's convertible debentures, provided, however, that such shares may not be registered prior to the time the Registrable Securities are registered.

2. The Company has agreed to file a registration statement concerning an offering of Company Common Stock purchase warrants enabling holders of "project shares" to purchase up to 4,800,000 shares of Common Stock after such time as the sales price for the Common Stock as reported by The Nasdaq Stock Market, Inc. reaches $37.50 per share pursuant to the terms of a memorandum of understanding between Synergetics, Inc., Hal Hanson and the Company, dated March 13, 1997, and the definitive agreements between those parties to be executed hereafter.

                                                            Schedule 7(c)

                       PERMISSIBLE PIGGYBACK SECURITIES

1. Shares of Common Stock issuable upon the conversion of the Company's convertible debentures in an aggregate principal amount of up to $10,000,000 to be issued to Nelson Partners, Heights Capital Management and/or Olympus Securities, Ltd. may be included in the Registration Statements.

2. 39,326 shares of Common Stock issued to Mark Goldstein, 1133 North Dearborn Street, Chicago, Illinois 60610, December, 1995.

EXHIBIT D


NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                             fonix corporation

                                  WARRANT

                            Dated June 18, 1997

     fonix corporation, a Delaware corporation (the "Company"), hereby certifies that, for value received, Southbrook International Investments, Ltd., or its registered assigns ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company up to a total of 250,000 shares of Common Stock, $.0001 par value per share (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $8.28 per share (as adjusted from time to time as provided in Section 8, the "Exercise Price"), at any time and from time to time from and after the date hereof and through and including June 18, 2002 (the "Expiration Date"), and subject to the following terms and conditions:

          1. REGISTRATION OF WARRANT. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

          2.     REGISTRATION OF TRANSFERS AND EXCHANGES.

                 (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at the office specified in or pursuant to
Section 3(b), provided, however that the Holder shall not make any transfers to any transferee pursuant to this Section for the right to acquire less than 25,000 Warrant Shares (or the balance of the Warrant Shares to which this Warrant relates). Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a holder of a Warrant.

                 (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to
Section 3(b) for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

          3.     DURATION AND EXERCISE OF WARRANTS.

                 (a) Warrant shall be exercisable by the registered Holder on any business day before 5:30 P.M., Salt Lake City time, at any time and from time to time on or after the date hereof to and including the Expiration Date. At 5:30 P.M., Salt Lake City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value. Prior to the Expiration Date, the Company may not call or otherwise redeem this Warrant without the prior written consent of the Holder.

                 (b) Subject to Sections 2(b), 6 and 10, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 3 business days after the Date of Exercise) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends other than as required by applicable law. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

     A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                 (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

          4. PIGGYBACK REGISTRATION RIGHTS. During the term of this Warrant the Company may not file any registration statement with the Securities and Exchange Commission (other than registration statements of the Company filed on Form S-8 or Form S-4 including supplements thereto, but not additionally filed registration statements in respect of such securities, each as promulgated under the Securities Act of 1933, as amended, pursuant to which the Company is registering securities pursuant to a Company employee benefit plan or pursuant to a merger, acquisition or similar transaction) unless the Company provides the Holder with not less than five business days notice to each of the Holder and Robinson Silverman Peace Aronsohn & Berman LLP, attention Eric L. Cohen, notice of its intention to file such registration statement and provides the Purchaser the option to include any or all of the applicable Warrant Shares therein. The piggyback registration rights granted to the Holder pursuant to this Section shall continue until all of the Holder's Warrant Shares have been sold in accordance with an effective registration statement or upon the expiration of this Warrant. The Company will pay all registration expenses in connection therewith.

          5. DEMAND REGISTRATION RIGHTS. At any time during the term of this Warrant when the Warrant Shares are not registered pursuant to an effective registration statement, the Holder may make a written request for the registration under the Securities Act of 1933, as amended (a "Demand Registration"), of all or any portion of the Warrant Shares (the "Registrable Securities"), and the Company shall use its best efforts to effect such Demand Registration as promptly as possible, but in any case within 90 days thereafter. Any request for a Demand Registration shall specify the aggregate number of Registrable Securities proposed to be sold and shall also specify the intended method of disposition thereof. The right to cause a registration of the Registrable Securities under this Section 5 shall be limited to two such registrations. In any registration initiated as a Demand Registration, the Company will pay all registration expenses in connection therewith. A Demand Registration shall not be counted as a Demand Registration hereunder until such Demand Registration has been declared effective by the Securities and Exchange Commission and maintained continuously effective for a period of at least 360 days or such shorter period when all Registrable Securities included therein have been sold in accordance with such Demand Registration, provided, however that any days on which such registration statement is not effective or on which the Holder is not permitted by the

Company or any governmental authority to sell Warrant Shares under such registration statement shall not count towards such 360 day period.

          6. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

          7. REPLACEMENT OF WARRANT. If this Warrant is mutilated, lost, stolen or destroyed, the Company may in its discretion issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable charges as the Company may prescribe.

          8. RESERVATION OF WARRANT SHARES. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

          9. CERTAIN ADJUSTMENTS. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9. Upon each such adjustment of the Exercise Price pursuant to this Section 9, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                 (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend (except scheduled dividends paid on outstanding preferred stock as of the date hereof which contain a stated divided rate) or otherwise make a distribution or distributions on shares of its Common Stock (as defined below) or on any other class of capital stock and not the Common Stock) payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                 (b) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount of Warrant Shares such Holder would have been entitled to had such Holder exercised this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 9(b) upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                 (c) If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 9(a), (b) and (d)), then in each such case the Exercise Price shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be such Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Company's independent certified public accountants that regularly examines the financial statements of the Company (an "Appraiser").

                 (d) If, at any time while this Warrant is outstanding, the Company shall issue or cause to be issued rights or warrants to acquire or otherwise sell or distribute shares of Common Stock to all holders of Common Stock for a consideration per share less than the

Exercise Price then in effect, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price, and (B) the consideration, if any, received or receivable by the Company upon such issue or sale by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.

                 (e) For the purposes of this Section 9, the following clauses shall also be applicable:

                        (i) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (B) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                        (ii) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                 (f) All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                 (g)     Whenever the Exercise Price is adjusted pursuant to
Section 9(c) above, the Holder, after receipt of the determination by the Appraiser, shall have the right to select an additional appraiser (which shall be a nationally recognized accounting firm), in which case the adjustment shall be equal to the average of the adjustments recommended by each of the Appraiser and such appraiser. The Holder shall promptly mail or cause to be mailed to the Company, a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such adjustment shall become effective immediately after the record date mentioned above.

                 (h)     If:

                           (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                           (ii)    the Company shall declare a special
                                   nonrecurring cash dividend on or a
                                   redemption of its Common Stock; or

                           (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                           (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                           (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          10. FRACTIONAL SHARES. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section
9, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

          11. NOTICES. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Salt Lake City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 4:30 p.m. (Salt Lake City time) on any date and earlier than 11:59 p.m. (Salt Lake City time) on such date, (iii) the business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to fonix corporation, 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111, Attention:
Chief Financial Officer, or to facsimile no. (801) 328-8778, or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 11.

          12.     WARRANT AGENT.

                 (a) The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company may appoint a new warrant agent.

                 (b) Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

          13.     MISCELLANEOUS.

                 (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing signed by the Company and the Holder.

                 (b) Subject to Section 13(a), above, nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.

                 (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

                 (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                 (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.


           [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                     SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


          fonix corporation



                                    By:
                                       ------------------------------------

                                    Name:
                                         ----------------------------------

                                    Title:
                                          _______________________________

                        FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To fonix corporation

     In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock ("Common Stock"), $.0001 par value per share, of fonix corporation and encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                          PLEASE INSERT SOCIAL SECURITY OR
                                          TAX IDENTIFICATION NUMBER

     ---------------------------------

- ---------------------------------------------------------------------------
                       (Please print name and address)

- ---------------------------------------------------------------------------

- ---------------------------------------------------------------------------

     If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

- ----------------------------------------------------------------------------
                       (Please print name and address)

- ----------------------------------------------------------------------------

- ----------------------------------------------------------------------------

 Dated:
      ---------------                     Name of Holder:


     (Print)
                                                 ---------------------------

     (By:)
                                               -----------------------------
     (Name:)

                              (Title:)
                                (Signature must conform in all respects to name
                              of holder as specified on the face of the
                               Warrant)

    [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of fonix corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of fonix corporation with full power of substitution in the premises.

Dated:



     _______________________________________
          (Signature must conform in all respects to name of holder as specified on the face of the Warrant)


     _______________________________________
     Address of Transferee

     _______________________________________

     _______________________________________


In the presence of:


__________________________